Exhibit 10.1

WAIVER AND AMENDMENT TO REVOLVING CREDIT FACILITY

THIS WAIVER AND AMENDMENT TO REVOLVING CREDIT FACILITY (the “Agreement”) is made and entered into as of this 15th day of December, 2016, by and between JPMORGAN CHASE BANK, N.A., a national banking association, having an office located at 395 North Service Road, 3rd Floor, Melville, New York 11747 (“Lender”), on the one hand, and FREQUENCY ELECTRONICS, INC., a Delaware corporation whose address is 55 Charles Lindbergh Boulevard, Uniondale, New York 11553 (“Borrower”), FEI-ELCOM TECH, INC., having an office at 11 Volvo Drive, Rockleigh, New Jersey 07647, FEI COMMUNICATIONS, INC., having an office at 55 Charles Lindbergh Boulevard, Uniondale, New York 11553, FEI GOVERNMENT SYSTEMS, INC., having an office at 55 Charles Lindbergh Boulevard, Uniondale, New York 11553, and FEI-ZYFER, INC., having an office at 7321 Lincoln Way, Garden Grove, California 92841 (collectively hereinafter referred to as the “Guarantors”), on the other hand.

RECITALS

A. Borrower and Guarantors have executed and delivered to the Lender various loan documents, instruments and agreements, in connection with a $25,000,000.00 revolving credit facility (the “Loan Facility”) including, but not limited to, a Credit Agreement (the “Credit Agreement”) and Continuing Guarantees (the “Guarantees”), each dated as of June 6, 2013 (all such documents, agreements, and instruments executed by the Borrower and/or Guarantors, including all extensions, amendments and/or modifications, including hereunder, are hereinafter collectively referred to as the “Loan Documents”). Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

B. To secure its obligations to Lender under the Loan Documents, Borrower has granted to Lender a security interest in the Collateral.

C. Lender has advised Borrower that Events of Default have occurred under Section 4.6A and Section 4.6B of the Credit Agreement (“Existing Defaults”).

D. By reason of the existence of the Existing Defaults, Lender has no obligation to make additional revolving credit facilities available to Borrower and Lender has the full legal right to exercise its rights and remedies under the Credit Agreement. Such remedies include, but are not limited to, the right to repossession and sale of the Collateral.

E. Borrower has requested that Lender waive Existing Defaults and the applicable provisions of Sections 4.6A and 4.6B of the Credit Agreement, each solely pertaining to the quarter ended October 31, 2016, on the terms and subject to the conditions set forth herein.

F. Pursuant to Section 8.2 of the Credit Agreement, the waiver requested by Borrower must be contained in a written agreement signed by Lender.

G. Lender has agreed to waive, and pursuant to the Agreement, has waived the Existing Defaults and the applicable provisions of Sections 4.6A and 4.6B of the Credit

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Agreement, each solely pertaining to the quarter ended October 31, 2016, on the terms and conditions set forth herein.

AGREEMENT

In consideration of the Recitals and of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors agree as follows:

1. Waiver: Limitation of Waiver.

(a) As of the Effective Date (as hereinafter defined), the Existing Defaults and the applicable provisions of Sections 4.6A and 4.6B of the Credit Agreement, each solely pertaining to the quarter ended October 31 , 2016, are hereby waived until the expiration of the Loan Restructuring Period (as hereinafter defined).

(b) Without limiting the generality of Section 8.2 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the Existing Defaults and nothing in this Agreement shall be deemed to: (i) constitute a waiver of compliance by the Borrower with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy that the Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein.

(c) Revolving Credit Facilities. During the period from the Effective Date until the earlier of (i) February 15, 2017, or (ii) the date upon which the Loan Restructuring (as hereinafter defined) is completed (the “Loan Restructuring Period”), Lender will not provide, and Borrower shall have no right to obtain, any further loans, advances or other extensions of credit under the Loan Documents.

2. Amendments to the Credit Agreement. As of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 2.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

“Loan Restructuring” means a restructuring and revision of the amount and terms of the Revolving Credit Facility, the Collateral therefor, and any Related Document in connection therewith, satisfactory to Lender in its sole and complete discretion.”

(b) Section 7.l (a) of the Credit Agreement is hereby amended to add the following Subsection M:

“M. The Loan Restructuring shall not have occurred on or before February 15, 2017, without any period of notice of or opportunity to cure the same.”

(c) Section 12 of the Credit Agreement, as hereby amended, is hereby amended to read as follows:

“12. VOLUNTARY TERMINATION. Borrower may terminate this agreement, each other Loan Document and all security interests in the Collateral at any time upon at least ten (10) days’ prior written notice to the Bank. On the date specified in such notice, termination will be effective, so long as Borrower has (i) paid to the Bank, in same day funds, all amounts due under the Liabilities, including but not limited to the aggregate principal amount outstanding on such date, together with accrued interest and fees thereon, and (ii) provided cash collateral to Lender as reasonably determined by Lender to secure any credit card or other Lender products then utilized by Borrower pursuant to which Lender could have any further amounts due from Borrower.”

3. Conditions Precedent to Effectiveness of Agreement. This Agreement shall not be effective unless and until the date (the “Effective Date”) that each of the following conditions shall have been satisfied in Lender’s sole discretion or waived by Lender, for whose sole benefit such conditions exist:

(a) Execution and Delivery of this Agreement. The Borrower and Guarantors shall each have executed and delivered this Agreement.

(b) Payment of Expenses. Borrower shall have paid to Meltzer, Lippe, Goldstein & Breitstone, LLP, special counsel to Lender, the sum of $10,000, in payment of Lender’s attorneys’ fees and disbursements incurred in connection with the negotiation, preparation and closing of this Agreement.

(c) Waiver Fee. The Borrower shall have paid Lender a waiver fee of $5,000, which fee shall be fully earned upon the effectiveness of this Agreement.

(d) Lender shall have received (i) satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Agreement have been taken to the Lender’s and its counsel’s reasonable satisfaction, and the Lender and such counsel shall have received all such counterpart originals or certified copies of such documents as the Lender may reasonably request; and (ii) such other information and documents as may reasonably be required by the Lender and its counsel in connection with this Agreement.

4. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Lender (before and after giving effect to this Agreement) that:

(a) The Borrower and each Guarantor has the corporate power and authority, and the legal right, to execute, deliver and perform this Agreement.

(b) The Borrower and each Guarantor has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(c) No Violation. Borrower’s and Guarantors’ execution, delivery and performance of this Agreement do not and will not (i) violate any law, rule, regulation or court order to which Borrower or any Guarantor is subject; (ii) conflict with or result in a breach of the Articles of Incorporation or Bylaws of Borrower or any Guarantor or any agreement or instrument to which Borrower or any Guarantor is party or by which it or its properties are bound; or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrower or any Guarantor, whether now owned or hereafter acquired, other than liens in favor of Lender.

(d) This Agreement has been duly executed and delivered on behalf of the Borrower and each Guarantor. This Agreement and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower and each Guarantor and are enforceable against the Borrower and each Guarantor in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) Each of the representations and warranties made by the Borrower and each Guarantor herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

(f) No Event of Default (other than the Existing Defaults) has occurred and, as of the Effective Date after giving effect to this Agreement, is continuing, or will result from this Agreement.

(g) The Borrower and each Guarantor has performed in all material respects all agreements and satisfied all conditions which this Agreement and the other Loan Documents provide shall be performed or satisfied by the Borrower and each Guarantor on or before the Effective Date.

5. Default. Each of the following shall constitute an additional Event of Default under the Credit Agreement:

(a) any representation or warranty of Borrower or any Guarantor in this Agreement shall be false, misleading or incorrect in any material respect; or

(b) Any breach of any covenant or agreement of Borrower or any Guarantor in this Agreement.

6. Effect and Construction of Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

(i) impair the validity, perfection or priority of any lien or security interest securing the obligations under the Loan Documents (the “Obligations”);

(ii) waive or impair any rights, powers or remedies of Lender under the Credit Agreement and the other Loan Documents upon termination of the Loan Restructuring Period;

(iii) constitute an agreement by Lender or require Lender to extend the Loan Restructuring Period, or grant additional waivers or any forbearance periods, or extend the term of the Credit Agreement or the time for payment of any of the Obligations or otherwise amend or modify any Loan Document or waive any Events of Defaults or any rights of Lender under any Loan Document; or

(iv) make any loans, advances or other extensions of credit to Borrower.

In the event of any inconsistency between the terms of this Agreement and the Credit Agreement as amended hereby or any of the other Loan Documents, this Agreement shall govern. Borrower and each Guarantor acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

7. Miscellaneous.

(a) Further Assurance. Borrower and each Guarantor agrees to execute such other and further documents and instruments as Lender may reasonably request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Loan Documents.

(b) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

(c) Integration. This Agreement, together with the Credit Agreement and the other Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, Borrower and each Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by Lender or any employee or agent of Lender, except for the express agreements of Lender set forth herein.

(d) Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction , be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York (and excluding the laws applicable to conflicts or choice of law).

(f) Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

(g) Notices. Any notices with respect to this Agreement shall be given in writing and sent by either certified mail, return receipt requested or by a nationally recognized overnight delivery service as follows:

If to Borrower:

Frequency Electronics, Inc.
55 Charles Lindbergh Boulevard
Uniondale, New York 11553

with a copy (which shall not be notice) to:

Greenberg Traurig, LLP
Metlife Building
200 Park Avenue
New York, NY 10166
Attn: Dennis Block

If to the Guarantors:

c/o Frequency Electronics, Inc.
55 Charles Lindbergh Boulevard
Uniondale, New York 11553

with a copy (which shall not be notice) to:

Greenberg Traurig, LLP
Metlife Building
200 Park Avenue
New York, NY 10166
Attn: Dennis Block

If to Lender, to:

JPMorgan Chase Bank, N.A.
Middle Market Tech Credit
270 Park Avenue, Floor 43, NY1-K839

New York, New York 10017-2014
Attn: William Horstman

with a copy (which shall not be notice) to:

Meltzer, Lippe, Goldstein & Breitstone, LLP
190 Willis Avenue
Mineola, New York 11501
Attn: Ira R. Halperin, Esq.

(h) Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrower and the Guarantors contained herein shall survive the termination of the Loan Restructuring Period.

(i) Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

8. Release of Claims and Waiver. Borrower and each Guarantor hereby releases, remises, acquits and forever discharges Lender and Lender’s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Credit Agreement and the other Loan Documents (all of the foregoing hereinafter called the “Released Matters”). Borrower and each Guarantor acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of Borrower and Guarantors represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any of their respective right, title or interest in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

9. Jury Trial Waiver. LENDER, BORROWER AND GUARANTORS EACH HEREBY IRREVOCABLY WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED HEREBY AND/OR THE OTHER LOAN DOCUMENTS.

10. Jurisdiction and Venue. The provisions of Section 8.5 of the Credit Agreement regarding jurisdiction and venue are incorporated herein by reference.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written .
JPMORGAN CHASE BANK, N.A.
By: /s/ William J. Hortsman
     Name: Will Hortsman
     Title: Authorized Officer

Date Signed:  December 15, 2016

Borrower:

FREQUENCY ELECTRONICS, INC.

By: /s/ Steven Bernstein
      Steven Bernstein
      Chief Financial Officer

Date Signed:  December 15, 2016

Guarantors:

FEI-ELCOM TECH, INC.

By: /s/ James Davis
      Name: James Davis
      Title:Chief Executive Officer

Date Signed:  December 15, 2016

FEI COMMUNICATIONS, INC.

By: /s/Martin B. Bloch
      Name: Martin B. Bloch
      Title: President

Date Signed:  December 15, 2016

[Signatures Continued on Following Page]

FEI GOVERNMENT SYSTEMS, INC.

By:                /s/Martin B. Bloch
      Name: Martin B. Bloch
      Title: President

Date Signed: December 15, 2016

FEI-ZYFER, INC.

By: /s/ Steven Strang
      Name: Steven Strang
      Title: President, FEI-Zyfer, Inc.

Date Signed:  December 15, 2016

[Signature Page to Waiver and Amendment to Revolving Credit Facility]